SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2000

                      THE PANDA PROJECT, INC.
        (Exact name of registrant as specified in its charter)

FLORIDA                       0-24030            65-0323354
(State of other juris-     (Commission          (IRS Employer
diction of incorporation)   File Number)        Identification
                                                    Number)

951 Broken Sound Parkway
Boca Raton, Florida                             33487
----------------------------------------      ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (561) 994-2300


---------------------------------------------
(Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS
          ------------

On April 17, 2000, Stanford W. Crane, Jr. resigned as the Company's President, Chief Executive Officer and Chairman of the Board. Mr. Ahearn was elected President and Chairman of the Board of the Company. Additionally, Melissa F. Crane resigned as the acting Chief Financial Officer. Mr. Ahearn appointed Mr. Friedline as the Vice President of New Business Development.


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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE PANDA PROJECT, INC.

                                 By:  /s/ Melissa F. Crane
                                      -----------------------
                                      Melissa F. Crane
                                      Acting Chief Financial
                                      Officer

Dated: April 17, 2000